(SUPER CORE FUND LOGO)

                                     ANNUAL
                                     REPORT

                                OCTOBER 31, 2001

                                                                   November 2001

Dear Fellow Shareholder,

Unfortunately, Super Core Fund started investing in the midst of the worst bear market in the past century. The severity of the 2000-01 bear market is only exceeded by the Market Crash of 1929 and 1973-74 bear market. The average bear market since World War II has declined by 29% as measured by the S&P 500 over an average period of twelve months. The 2000-01 bear market starting in March of 2000 may have hit bottom on September 21st. During this eighteen month interval, the S&P 500 has declined 37% whereas the NASDAQ Composite has plummeted a record 72% from its peak.

The fiscal year for Super Core ends on October 31st, so only ten months of performance data are reflected in its first fiscal year due to the start of the Fund two months into the year. Super Core declined 34.3% based on Class A shares at NAV and 34.6% based on Class C shares at NAV from December 31, 2000-October 31, 2001. Unlike most of the past two decades that have been dominated by big stocks, small stocks have done better than big stocks thus far in 2001. This helps to explain performance of Super Core Fund which has fallen behind that of the S&P 500.

Super Core invests in America's greatest companies based on market cap. The Fund adopted this investment approach to capture the "big stock trend" that has permeated the stock market for nearly two decades. Several factors have contributed to big stock dominance since 1983. First, big company profits, as measured by DJIA profits, have been growing faster than small company profits due to the downsizing of big corporate America that has improved its productivity and profitability. DJIA profits have grown five times versus just three times for corporate profits as a whole from 1983 to 2000. Second, the dramatic growth in mutual fund assets during this same period has caused professional investors to invest in big stocks in order to put the money to work faster.

Super Core Fund is a unique alternative to the some 300 index funds that all invest in a single index. The Fund uses a focus approach (just 20 stocks) and selects the five largest by market cap each year in four indexes: S&P 500, S&P MidCap, S&P Small Cap, and NASDAQ Composite indexes. The Fund can also be viewed as a core growth fund using a focus approach because the underlying stocks tend to have rapid sales and earnings growth rates. One particular benefit gained through this approach is that the Fund will always be positioned to participate in the leading market index.

At the end of December, Super Core will undertake its annual review of the stock market and rebalance its portfolio by selecting the five largest stocks by market cap in the four indexes. All holdings will be adjusted to the same dollar amount at that time so that no single investment will exert a disproportionate influence on performance over the next year. While this strategy has not worked in the past year, it has proven to be very rewarding based on backtesting to 1994. It should be remembered that the best funds only beat the stock market in six of every ten years, so patience is required when investing in the stock market.

The economy may have fallen into recession following the terrorist attacks on September 11th. We believe that a possible recession will be short-lived given the lowest interest rates in fifty years and strong stimulus from government spending to counter the event on September 11th. Longer term, we feel that the next expansion will be a long and robust period with a dramatic recovery in corporate profits. We are equally optimistic about the stock market and look for a prolonged bull market which may have started on September 21st. In our opinion, the new bull market will carry the market averages much higher in the years ahead. For these reasons, we urge investors to stick with their investments in the stock market.

Many shareholders who purchased Super Core Fund at higher levels this year may want to consider averaging down. This may take courage for some shareholders who are underwater, but it should be kept in mind that your portfolio manager has 34 years of experience in the investment business and has been through environments like this before. And each time the stock market has gone on to recover and set new record highs.

We thank you as shareholders for your confidence in Super Core Fund.

Sincerely,

/s/Robert Zuccaro

Robert Zuccaro, CFA
President

                                    CLASS A

                Super Core Fund _         Super Core Fund -
   Date        Class A Shares (NAV)     Class A Shares (Load)     S&P 500 Index
   ----        --------------------     ---------------------     -------------
 12/29/00            $10,000                    $9,475               $10,000
  4/30/01             $7,930                    $7,516                $9,401
  7/31/01             $7,530                    $7,137                $9,142
 10/31/01             $6,570                    $6,227                $8,028

                     For the period ended October 31, 2001

                                                          For the period
                                                     December 29, 2000(1)<F1>
                                                       to October 31, 2001
                                                     ------------------------
Super Core Fund -
  Class A Shares (NAV)                                       (34.30)%
Super Core Fund -
  Class A Shares (Load)                                      (37.73)%
S&P 500 Index                                                (19.72)%

                                    CLASS C

                Super Core Fund _         Super Core Fund -
   Date        Class C Shares (NAV)     Class C Shares (Load)     S&P 500 Index
   ----        --------------------     ---------------------     -------------
 12/29/00            $10,000                    $9,900               $10,000
  4/30/01             $7,910                    $7,832                $9,401
  7/31/01             $7,510                    $7,436                $9,142
 10/31/01             $6,540                    $6,475                $8,028

                     For the period ended October 31, 2001

                                                          For the period
                                                     December 29, 2000(1)<F1>
                                                       to October 31, 2001
                                                     ------------------------
Super Core Fund -
  Class C Shares (NAV)                                       (34.60)%
Super Core Fund -
  Class C Shares (Load)                                      (35.25)%
S&P 500 Index                                                (19.72)%

(1)<F1>  Commencement of operations.

These charts assume an initial gross investment of $10,000 made on December 29, 2000 (since inception) for the Class A and Class C Shares, respectively, and the Standard &Poor's 500 Index (S&P 500) on each date. The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Past performance does not guarantee future results. Performance figures include reinvested dividends and capital gains. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

SUPER CORE FUND
STATEMENT OF ASSETS AND LIABILITIES - OCTOBER 31, 2001

ASSETS:
   Investments, at value (cost $15,937,034)                       $13,626,752
   Receivable from Advisor                                              9,662
   Capital shares sold                                                 13,508
   Dividends and interest receivable                                    1,971
   Other assets                                                         6,591
                                                                  -----------
   Total Assets                                                    13,658,484
                                                                  -----------

LIABILITIES:
   Loan payable                                                     2,500,000
   Accrued expenses and other liabilities                              45,112
                                                                  -----------
   Total Liabilities                                                2,545,112
                                                                  -----------
                                                                  $11,113,372
                                                                  -----------
                                                                  -----------

NET ASSETS CONSIST OF:
   Capital stock                                                  $16,958,769
   Accumulated undistributed net realized
     loss on investments sold                                      (3,535,115)
   Net unrealized depreciation on investments                      (2,310,282)
                                                                  -----------
   Total Net Assets                                               $11,113,372
                                                                  -----------
                                                                  -----------

CLASS A SHARES:
   Net assets                                                     $ 8,392,696
   Shares of beneficial interest outstanding
     (500,000,000 shares of $.01 par value authorized)              1,277,416
   Net asset value and redemption price per share                       $6.57
                                                                  -----------
                                                                  -----------
   Maximum offering price per share (100/94.75 of $6.57)                $6.93
                                                                  -----------
                                                                  -----------

CLASS C SHARES:
   Net assets                                                     $ 2,720,676
   Shares of beneficial interest outstanding
     (500,000,000 shares of $.01 par value authorized)                416,038
   Net asset value and redemption price per share                       $6.54
                                                                  -----------
                                                                  -----------
   Maximum offering price per share (100/99 of $6.54)                   $6.61
                                                                  -----------
                                                                  -----------

                     See notes to the financial statements.

SUPER CORE FUND
STATEMENT OF OPERATIONS - FOR THE PERIOD DECEMBER 29, 2000(1)<F2> TO OCTOBER 31, 2001

INVESTMENT INCOME:
   Interest income                                                $    12,188
   Dividend income (net of foreign withholding taxes of $580)          55,752
                                                                  -----------
   Total investment income                                             67,940
                                                                  -----------

EXPENSES:
   Investment advisory fee                                             97,125
   Administration fee                                                  35,130
   Shareholder servicing and accounting costs                          64,352
   Custody fees                                                        23,633
   Federal and state registration                                      25,128
   Professional fees                                                   28,658
   Reports to shareholders                                              7,285
   Directors' fees and expenses                                         2,616
   Organizational expense                                              22,051
   Distribution expense - Class A shares                               28,706
   Distribution expense - Class C shares                               25,900
   Other                                                                  159
                                                                  -----------
   Total operating expenses before
     reimbursement and interest expense                               360,743
   Less:  Reimbursement from Advisor                                 (182,033)
                                                                  -----------
   Total operating expenses before interest expense                   178,710
   Interest expense                                                    42,564
                                                                  -----------
   Total expenses                                                     221,274
                                                                  -----------
NET INVESTMENT LOSS                                                  (153,334)
                                                                  -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
   Net realized loss on investment transactions                    (3,535,115)
   Change in unrealized appreciation (depreciation)
     on investments                                                (2,310,282)
                                                                  -----------
   Net realized and unrealized loss on investments                 (5,845,397)
                                                                  -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(5,998,731)
                                                                  -----------
                                                                  -----------

(1)<F2>  Commencement of operations.

                     See notes to the financial statements.

SUPER CORE FUND
STATEMENT OF CASH FLOWS - FOR THE PERIOD DECEMBER 29, 2000(1)<F3> TO OCTOBER 31, 2001

CASH PROVIDED (USED) BY FINANCING ACTIVITIES:

Sales of capital shares                           $ 20,859,967
Repurchases of capital shares                       (3,747,864)
Net change in receivables/payables related to
  capital share transactions                           (13,508)
                                                  ------------

Cash provided by capital share transactions         17,098,595
Cash provided by borrowings                          2,500,000
                                                  ------------
                                                                 $ 19,598,595
                                                                 ------------

CASH PROVIDED (USED) BY OPERATIONS:

Purchases of investments                           (34,419,536)
Proceeds from sales of investments                  14,947,387
                                                  ------------
                                                   (19,472,149)
                                                  ------------

Net investment loss                                   (153,334)
Net change in receivables/payables
  related to operations                                 26,888
                                                  ------------
                                                      (126,446)
                                                  ------------
                                                                  (19,598,595)
                                                                 ------------

Net increase in cash                                                        0
Cash, beginning of year                                                     0
                                                                 ------------
Cash, end of year                                                $          0
                                                                 ------------
                                                                 ------------

Supplemental Information:
  Cash paid for interest                               $39,486

(1)<F3>  Commencement of operations.

                     See notes to the financial statements.

SUPER CORE FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                           For the Period
                                                      December 29, 2000(1)<F4>
                                                         to October 31, 2001
                                                      ------------------------
OPERATIONS:
     Net investment loss                                     $  (153,334)
     Net realized loss on investment transactions             (3,535,115)
     Change in unrealized appreciation (depreciation)
       on investments                                         (2,310,282)
                                                             -----------
     Net decrease in net assets resulting from operations     (5,998,731)
                                                             -----------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold                                20,859,967
     Cost of shares redeemed                                  (3,747,864)
                                                             -----------
     Net increase in net assets resulting
       from capital share transactions                        17,112,103
                                                             -----------

TOTAL INCREASE IN NET ASSETS                                  11,113,372

NET ASSETS:
     Beginning of period                                              --
                                                             -----------
     End of period                                           $11,113,372
                                                             -----------
                                                             -----------

(1)<F4>  Commencement of operations.

                     See notes to the financial statements.

SUPER CORE FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of common stock outstanding throughout each period.

                                                                         Class A Shares                Class C Shares
                                                                    December 29, 2000(1)<F5>      December 29, 2000(1)<F5>
                                                                            through                       through
                                                                        October 31, 2001              October 31, 2001
                                                                    ------------------------      ------------------------
Per Share Data:
Net asset value, beginning of period                                         $10.00                        $10.00
                                                                             ------                        ------

Income from investment operations:
  Net investment loss (2)<F6> (3)<F7>                                         (0.08)                        (0.12)
  Net realized and unrealized loss on investments                             (3.35)                        (3.34)
                                                                             ------                        ------
  Total from investment operations                                            (3.43)                        (3.46)
                                                                             ------                        ------
Net asset value, end of period                                               $ 6.57                        $ 6.54
                                                                             ------                        ------
                                                                             ------                        ------

Total return (4)<F8> (5)<F9>                                                 (34.30)%                      (34.60)%

Supplemental data and ratios:
  Net assets, end of period (000's)                                          $8,393                        $2,721
  Ratio of operating expenses to average net assets (6)<F10> (7)<F11>          1.50%                         2.15%
  Ratio of interest expense to average net assets (6)<F10>                     0.39%                         0.39%
  Ratio of net investment loss to average net assets (6)<F10> (7)<F11>        (0.87)%                       (1.53)%
  Portfolio turnover rate (8)<F12>                                           128.95%                       128.95%

(1)<F5>   Commencement of operations.
(2)<F6> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)<F7> Net investment loss before interest expense for the period ending October 31, 2001 for the Class A and Class C Shares was $(0.05) and $(0.08), respectively.
(4)<F8> The total return does not reflect the 5.25% and 1.00% front-end sales charge for the Class A and Class C Shares, respectively.
(5)<F9>   Not annualized.
(6)<F10>  Annualized.
(7)<F11> Operating expense excludes interest expense and is net of reimbursements and waivers. The ratio including interest expense and excluding reimbursements and waivers for the Class A and Class C Shares for the period ended October 31, 2001 would have been 3.58% and 4.23%, respectively. The ratio of net investment loss to average net assets, including interest expense and excluding reimbursements and waivers for the Class A and Class C Shares for the period ended October 31, 2001 would have been (2.95)% and (3.60)%, respectively.
(8)<F12> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements.

SUPER CORE FUND
SCHEDULE OF INVESTMENTS - OCTOBER 31, 2001

  Shares                                                              Value
  ------                                                              -----
             COMMON STOCKS - 106.0%

             BUSINESS SERVICES AND SUPPLIES - 14.8%
    15,474   Cintas Corporation                                    $   625,459
    37,312   Concord EFS, Inc. *<F13>                                1,021,229
                                                                   -----------
                                                                     1,646,688
                                                                   -----------

             COMPUTERS - 6.5%
    17,800   Dell Computer Corporation *<F13>                          426,844
    29,406   Sun Microsystems, Inc. *<F13>                             298,471
                                                                   -----------
                                                                       725,315
                                                                   -----------

             DIVERSIFIED - 5.7%
    17,357   General Electric Company                                  631,968
                                                                   -----------

             FINANCE - 6.6%
    16,033   Citigroup Inc.                                            729,822
                                                                   -----------

             FINANCIAL SERVICES - 6.7%
    26,550   Eaton Vance Corp.                                         746,055
                                                                   -----------

             HEALTH CARE SERVICES & SUPPLIES - 2.3%
     4,756   Genzyme Corporation *<F13>                                256,586
                                                                   -----------

             INTERNET SERVICES - 1.6%
    14,683   RSA Security Inc. *<F13>                                  176,783
                                                                   -----------

             NETWORKING PRODUCTS - 3.7%
    24,402   Cisco Systems, Inc. *<F13>                                412,882
                                                                   -----------

             OIL - 11.0%
    19,990   Exxon Mobil Corporation                                   788,606
    24,150   XTO Energy, Inc.                                          434,700
                                                                   -----------
                                                                     1,223,306
                                                                   -----------

             PHARMACEUTICALS - 14.7%
    13,556   Cephalon, Inc. *<F13>                                     854,706
    18,497   Pfizer Inc.                                               775,024
                                                                   -----------
                                                                     1,629,730
                                                                   -----------

             SEMICONDUCTORS - 6.9%
    26,835   Intel Corporation                                         655,311
    11,552   Vitesse Semiconductor Corporation *<F13>                  109,051
                                                                   -----------
                                                                       764,362
                                                                   -----------

             SOFTWARE - 16.5%
     9,363   Electronic Arts Inc. *<F13>                               481,820
    16,962   Microsoft Corporation *<F13>                              986,340
    26,683   Oracle Corporation *<F13>                                 361,822
                                                                   -----------
                                                                     1,829,982
                                                                   -----------

             TEXTILES & APPAREL - 3.5%
    11,888   The Timberland Company - Class A *<F13>                   386,122
                                                                   -----------

             UNIT INVESTMENT TRUSTS - 5.5%
    18,000   Nasdaq - 100 Index Tracking Stock *<F13>                  610,200
                                                                   -----------
             TOTAL COMMON STOCKS (Cost $14,080,083)                 11,769,801
                                                                   -----------

 Principal
  Amount
 ---------
             SHORT-TERM INVESTMENTS - 16.6.%
             U.S. GOVERNMENT AGENCY OBLIGATIONS - 14.6.%
$1,626,000   Federal Home Loan Bank, 2.15%, 11/02/2001               1,625,901
                                                                   -----------

             VARIABLE RATE DEMAND NOTES#<F14> - 2.0%
   206,655   American Family Financial Services Inc.,  2.0445%         206,655
    24,395   Wisconsin Electric Power Company,  2.0445%                 24,395
                                                                   -----------
                                                                       231,050
                                                                   -----------
             TOTAL SHORT-TERM INVESTMENTS (Cost $1,856,951)          1,856,951
                                                                   -----------
             TOTAL INVESTMENTS - (COST $15,937,034) - 122.6%        13,626,752
             Liabilities, less Other Assets - (22.6)%               (2,513,380)
                                                                   -----------
             TOTAL NET ASSETS - 100.0%                             $11,113,372
                                                                   -----------
                                                                   -----------

*<F13>  Non-income producing security.
#<F14> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of October 31, 2001.

                     See notes to the financial statements.

SUPER CORE FUND
NOTES TO THE FINANCIAL STATEMENTS - OCTOBER 31, 2001

1.   ORGANIZATION

     The Grand Prix Funds, Inc. (the "Corporation") was incorporated on October 30, 1997 as a Maryland Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Corporation is authorized to issue its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The Corporation currently offers two series of shares: The Super Core Fund (the "Fund") and the Grand Prix Fund (collectively the "Funds"). The shares of common stock of the Fund are further divided into two classes:Class A and Class C. Each class of shares has identical rights and privileges except with respect to 12b-1 fees and voting rights on matters affecting a single class of shares. The Fund commenced investment operations on December 29, 2000.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

     (a) Investment Valuation - Securities are stated at value. Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter trade prices. Securities for which there were no transactions are valued at the average of the latest bid and asked prices. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by Target Investors (the "Advisor") pursuant to guidelines established by the Board of Directors.

     (b) Organization Costs - Organization costs of the Fund have been expensed as incurred. These expenses were advanced by the Advisor, and the Advisor has agreed to voluntarily reimburse the Fund for these expenses, subject to potential recovery (see Note 6).

     (c) Federal Income and Excise Taxes - The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

     (d) Distribution to Shareholders - Dividends from net investment income will be declared and paid annually. Distributions of net realized gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

     (e) Securities Transactions and Investment Income - Investment transactions are recorded on the trade date for financial statement purposes. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Acquisition and market discounts are amortized over the life of the security.

3.   SHARES OF COMMON STOCK

     Transactions in shares of common stock were as follows:

PERIOD ENDED OCTOBER 31, 2001

                                                $                  Shares
                                                -                  ------
CLASS A SHARES:
     Shares sold                            $15,082,659           1,587,159
     Shares issued to
       holders in
       reinvestment
       of dividends                                  --                  --
     Shares redeemed                         (2,163,961)           (309,743)
                                            -----------           ---------
     Net increase                           $12,918,698           1,277,416
                                            -----------

     SHARES OUTSTANDING:
     Beginning of period                                                 --
                                                                  ---------
     End of period                                                1,277,416
                                                                  ---------
                                                                  ---------

CLASS C SHARES:
     Shares sold                            $ 5,777,308             627,203
     Shares issued to
       holders in
       reinvestment
       of dividends                                  --                  --
     Shares redeemed                         (1,583,903)           (211,165)
                                            -----------           ---------
     Net increase                           $ 4,193,405             416,038
                                            -----------
     SHARES OUTSTANDING:
     Beginning of period                                                 --
                                                                  ---------
     End of period                                                  416,038
                                                                  ---------
                                                                  ---------
     TOTAL INCREASE                         $17,112,103
                                            -----------
                                            -----------

4.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of securities, excluding short-term investments and U.S. government obligations, for the Fund for the period ended October 31, 2001 are summarized below. There were no purchases or sales of long-term U.S. government securities.

     Purchases                                                  $32,562,585
     Sales                                                      $14,947,387

     At October 31, 2001, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $19,106,412 were as follows:

     Unrealized appreciation                                    $   509,397
     Unrealized depreciation
                                                                 (5,989,057)
                                                                -----------
     Net unrealized depreciation
       on investments                                           $(5,479,660)
                                                                -----------
                                                                -----------

     At October 31, 2001, the Fund had an accumulated net realized capital loss carryover of $365,737 expiring in 2009. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

5.   CREDIT FACILITY

     Firstar Bank, N.A. (the "Bank") has made available to the Fund a credit facility pursuant to a Loan and Security Agreement ("Agreement") dated February 1, 2001 for the purpose of purchasing portfolio securities. For the period ended October 31, 2001, the interest rate on the outstanding principal amount was the Bank's Prime Rate minus 1.50% (weighted average rate of 5.74% during the period ended October 31, 2001). Advances are collateralized by a first lien against the Fund's assets. During the period ended October 31, 2001, the Fund had an outstanding average daily balance of $882,338. The maximum amount outstanding during the period ended October 31, 2001, was $4,000,000. Interest expense amounted to $42,564 for the period ended October 31, 2001. At October 31, 2001, the Fund had a loan payable balance of $2,500,000.

6.   INVESTMENT ADVISOR

     The Fund has an agreement with the Advisor, with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Advisor is compensated at an annual rate of 0.90% of the average daily net assets of the Fund. The Advisor agreed to waive its investment advisory fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to the extent necessary to ensure that the Fund's Class A and Class C total operating expenses for the period ended October 31, 2001 did not exceed 1.50% and 2.15%, respectively. The Advisor may recover from the Fund the expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund to exceed such cap on expenses.

7.   SERVICE AND DISTRIBUTION PLAN

     The Fund has adopted Service and Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.35% of the Fund's average daily net assets for the Class A shares and up to 1.00% for the Class C shares. The currently approved rate is 0.35% and 1.00% of average daily assets for the Class A and Class C shares, respectively. Amounts paid under the Plans by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Fund incurred $28,706 for the Class A Shares and $25,900 for the Class C Shares pursuant to the Plans for the period ended October 31, 2001.

     This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report may be distributed to others only if preceded or accompanied by a current prospectus. The Super Core Fund is distributed by T.O. Richardson Securities, Inc., a member of the NASD.

SUPER CORE FUND
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of the Super Core Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Super Core Fund (the Fund), as of October 31, 2001, the related statements of operations, cash flows and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Super Core Fund at October 31, 2001, and the results of its operations, cash flows and changes in its net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                      /s/Ernst & Young

Milwaukee, Wisconsin
November 21, 2001

GRAND PRIX FUNDS
P.O. BOX 701
MILWAUKEE, WI 53201

FUND INFORMATION           800 307-4880
ACCOUNT INFORMATION        800 432-4741

WWW.GRANDPRIXFUNDS.COM